EXHIBIT 99.1

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     Revised Preliminary Term Sheet           Date Prepared: March 30, 2000


                               [GRAPHIC OMITTED]
                              FIRST REPUBLIC BANK
                  It's a privilege to serve you(Service Mark)

             Mortgage Pass-Through Certificates, Series 2000-FRB1
            $291,417,000 (Approximate, Subject to Final Collateral)
                         Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans

======== =================== ================== ======================= ================ ======================= ===================
            Principal (1)         WAL (Yrs)        Pymt Window (Mths)   Initial Interest                          Expected Ratings
 Class     Amount (Approx.)    (Call/Mat)(2)         (Call/Mat) (2)         Rate Type         Tranche Type           S&P / Fitch
 ------    ----------------    --------------      ------------------   ----------------   ------------------     -----------------
   A-1      111,260,000.00     [ 3.28 / 3.33]       [ 1-158 / 1-360]      Floater (3)      Super Senior/LIBOR         AAA/AAA
  A-1M        6,164,900.00     [ 3.28 / 3.33]       [ 1-158 / 1-360]      Floater (3)      Senior Mezz/LIBOR          AAA/AAA
   A-2      159,976,848.00     [ 6.11 / 6.87]       [ 1-158 / 1-346]        WAC (4)        Super Senior/COFI          AAA/AAA
  A-2M        8,864,152.00     [ 6.11 / 6.87]       [ 1-158 / 1-346]        WAC (4)         Senior Mezz/COFI          AAA/AAA
   A-R              100.00           N/A                  N/A               WAC             Senior/Residual           AAA/AAA
   B-1        2,207,000.00     [ 8.46 / 9.41]      [46-158 / 46-360]      Floater (5)          Sub/LIBOR               AA/AA
   B-2        1,472,000.00     [ 8.46 / 9.41]      [46-158 / 46-360]      Floater (5)          Sub/LIBOR                A/A
   B-3        1,472,000.00     [ 8.46 / 9.41]      [46-158 / 46-360]      Floater (5)          Sub/LIBOR              BBB/BBB
------------------------------------------------------------------------------------------------------------------------------------
   B-4        1,472,000.00                 Privately                      Floater (5)          Sub/LIBOR               BB/NR
   B-5          736,000.00                  Placed                        Floater (5)          Sub/LIBOR                B/NR
   B-6          736,715.00                Certificates                      WAC (6)             Sub/WAC                NR/NR
======== =================== ================== ======================= ================ ======================= ===================
Total      $294,361,715.00

(1) The Certificates (as described herein) are collateralized by a pool of adjustable rate, first-lien residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) As described further herein, the Certificates may be called by First Republic Bank.

(3) The Class A-1 and Class A-1M Certificates will initially have a coupon equal to One-Month LIBOR plus a margin (which increases by 1.5x after the Optional Call Date), subject to the lesser of (i) the Group I Net WAC Cap and (ii) [11.75]%. If on any Distribution Date, the Certificate Interest Rate of the Class A-1 or Class A-1M Certificates is subject to the Group I Net WAC Cap, the Class A-1 or Class A-1M Certificates as applicable will be entitled to receive the related Basis Risk Shortfall Amount (as described herein).

(4) The Certificate Interest Rate for the Class A-2 and Class A-2M Certificates will always be equal to the Net WAC of the Group II Mortgage Loans. The net margin on the Group II Mortgage Loans (COFI-indexed) is currently 2.042%.

(5) The Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will generally be equal to One-Month LIBOR plus a margin, subject to the lesser of (i) the weighted average of the Net WAC of the Mortgage Loans from each loan group (weighted on the basis of the related subordinate component balances) and (ii) [10.75%], subject to the amount of available funds. If on any Distribution Date, the Certificate Interest Rate of such Certificates is based on the above Net WAC, such Certificates will be entitled to receive the related Basis Risk Shortfall Amount (as described herein).

(6) The Certificate Interest Rate for the Class B-6 Certificates will generally be equal to the weighted average of the Net WAC of the Mortgage Loans from each loan group (weighted on the basis of the related subordinate component balances), subject to the amount of available funds.

GREENWICH CAPITAL

Seller and
Servicer:                  First Republic Bank ("First Republic" or "FRB").

Depositor:                 Greenwich Capital Acceptance, Inc.

Underwriter:               Greenwich Capital Markets, Inc.

Trustee:                   Norwest Bank Minnesota, National Association.

Rating Agencies:           S&P and Fitch will rate the Offered Certificates.

Statistical Cut-off Date:  March 1, 2000.

Cut-off Date:              April 1, 2000.

Pricing Date:              On or about March [30], 2000.

Closing Date:              On or about April [24], 2000.

Distribution Dates:        The 25th day of each month (or the next
                           succeeding business day), commencing in May 2000.

Certificates:              The "Senior Certificates" will consist of (i) the
                           Class A-1 and Class A-1M Certificates (the "LIBOR
                           Certificates"), (ii) the Class A-2 and Class A-2M
                           Certificates (the "COFI Certificates") and (ii) the
                           Class A-R Certificate. The "Super Senior
                           Certificates" consist of the Class A-1 and Class
                           A-2 Certificates. The "Senior Mezzanine
                           Certificates" consist of the Class A-1M and Class
                           A-2M Certificates.

                           The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Class X Certificates will also be issued, but are not offered hereby. The Senior Certificates, the Subordinate Certificates and the Class X Certificates are collectively referred to herein as the "Certificates". Only the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Offered Certificates") are being offered publicly. Generally, the LIBOR Certificates will receive principal and interest from the Group I Mortgage Loans and the COFI Certificates will receive principal and interest from the Group II Mortgage Loans. The Subordinate Certificates will receive principal and interest from both the Group I and the Group II Mortgage Loans. It is anticipated First Republic will purchase the Class B-6 Certificates.

Registration:              The Offered Certificates (except for the Class A-R
                           Certificate) will be made available in book-entry form through DTC. The Class A-R Certificate will be made available in definitive fully registered physical form.

Federal Tax Treatment:     It is anticipated that the Certificates (except for
                           the Class A-R Certificate) will represent ownership of REMIC regular interests for tax purposes. The
                           Class A-R Certificate will represent ownership of REMIC residual interests for tax purposes.

ERISA Eligibility:         The Certificates rated "AAA" (except for the
                           Class A-R Certificate) are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           Certificates rated "AAA" or "AA" are expected to
                           constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates which may be exercised once the current principal balance of the Mortgage
                           Loans is equal to 10% or less of the initial principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The LIBOR Certificates will be priced to a prepayment speed of [25]% CPR. The COFI Certificates will be priced to a prepayment speed of [12]% CPR. The Subordinate Certificates will be priced to a prepayment speed equal to a blended rate of the two above prepayment speeds, based on the proportion of Group I Mortgage Loans to Group II Mortgage Loans.

Statistical Information:   The information related to the Mortgage Loans
                           described herein reflects information as of the Statistical Cut-off Date. It is expected by the Cut-off Date, scheduled principal and principal prepayments will reduce the balance of the Mortgage
                           Loans. As a result it is expected that not only will the balance of the Mortgage Loans be reduced by the Closing Date, but the balance of the Certificates (shown on the front cover) will also be reduced by the Closing Date. It is not expected that the initial balance of any of the Certificates or the initial balance of the Mortgage Loans
                           (described herein) will decrease by more than 10% by the Closing Date.

Mortgage Loans:            The initial aggregate principal balance of the
                           Mortgage Loans as of the Statistical Cut-off Date was approximately $294,361,715, all of which are adjustable rate mortgage loans. The loans are secured by first liens on one- to four-family residential properties.

Group I
Mortgage Loans:            The  initial  aggregate  principal  balance  of the
                           Group I Mortgage Loans as of the Statistical
                           Cut-off Date was approximately $120,745,995, which consists of approximately (i) $74,796,579 of Six-Month LIBOR indexed mortgage loans, (ii)
                           $13,322,934 of Bank of America Prime indexed mortgage loans, (iii) $23,999,282 of One-Year CMT indexed mortgage loans and (iv) $8,627,200 of One-Month LIBOR indexed mortgage loans.

Group II
Mortgage Loans:            The initial aggregate principal balance of the
                           Group II Mortgage Loans as of the Statistical
                           Cut-off Date was approximately $173,615,720, all of which consist of COFI indexed mortgage loans.

Accrued Interest:          The Class A-1, Class A-1M, Class B-1, Class B-2 and
                           Class B-3 Certificates will settle flat. The price to be paid by investors for the Class A-2 and Class
                           A-2M Certificates will include accrued interest from April 1, 2000 (the "Cut-off Date") up to, but not including, the Closing Date ([23] days).

Interest Accrual Period:   The interest accrual period with respect to the
                           Class A-1, Class A-1M, Class B-1, Class B-2 and
                           Class B-3 Certificates for a given Distribution
                           Date will be the period beginning with the previous
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period for the Class A-2 and Class A-2M Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Deferred Interest:         Approximately  34% of the Group II Mortgage  Loans
                           allow for negative amortization. As a result of either payment caps or different rate adjustment and payment adjustment periods, the amount of interest accrued on the balance of such Group II
                           Mortgage Loans in any calendar month may exceed the scheduled payment. Such excess interest above the scheduled payment ("Deferred Interest") is added to the balance of such Group II Mortgage Loans.
                           Interest otherwise payable on the COFI Certificates and the Subordinate Certificates on any Distribution Date will be reduced by their respective pro-rata share (based on the aggregate balance of the COFI Certificates and the portion of the Subordinate Certificates related to Group II) of Deferred Interest, if any, in the preceding month. In such event, the amount of Deferred
                           Interest will be added on a pro-rata basis (based on the allocation above) to the class principal balances of the COFI Certificates and the Subordinate Certificates. As a result, interest accrued on such Certificates may be higher than the amount actually payable thereon on any particular
                           Distribution Date and the class principal balances thereof may increase from time to time.

Group I Net WAC Cap:       The Group I Net WAC Cap is equal to the Net WAC
                           of the Group I Mortgage Loans.

Subordinate Cap:           The Subordinate Cap is equal to the weighted average
                           of the Net WAC of the Mortgage Loans from each loan group (weighted on the basis of the related subordinate component balances).

Basis Risk Shortfall:      If on any Distribution Date, the Certificate
                           Interest Rate of the Class A-1 or Class A-1M
                           Certificates is subject to the Group I Net WAC Cap or the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates is subject to the Subordinate Cap, the related Certificates are entitled to the excess of (i) interest accrued at the related Certificate Interest Rate up to [11.75]% or [10.75]% as applicable (without giving effect to the applicable Cap) over (ii) the amount of interest received on the related Certificates based on the applicable Cap, together with the unpaid portion of any such excess from previous
                           Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate up to [11.75]% or [10.75%] as applicable, without giving effect to the applicable Cap) (together, the related "Basis Risk Shortfall Amount"). The related
                           Basis Risk Shortfall Amount will be paid to the Class A-1, Class A-1M, Class B-1, Class B-2, Class
                           B-3, Class B-4 and Class B-5 Certificates after all the Certificates (other than the Class X
                           Certificates) have received their regular required amounts.

Credit Enhancement:        Senior/subordinate, shifting interest structure.

                           Credit enhancement for the Class A-1 Super Senior Certificates will consist of the subordination of the Class A-1M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                           Credit enhancement for the Class A-2 Super Senior Certificates will consist of the subordination of the Class A-2M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                           Credit enhancement for the Senior Mezzanine
                           Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates.

Shifting Interest:         Until  the  first   Distribution   Date  occurring
                           after April 2010 the Subordinate Certificates will be locked out from receipt of any principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                             May 2000 - April 2010         0% Pro Rata Share
                             May 2010 - April 2011        30% Pro Rata Share
                             May 2011 - April 2012        40% Pro Rata Share
                             May 2012 - April 2013        60% Pro Rata Share
                             May 2013 - April 2014        80% Pro Rata Share
                             May 2014 and after          100%  Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers as described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the performance triggers as described in the prospectus supplement) then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the applicable current senior percentage (aggregate current balance of the LIBOR or COFI Certificates, as applicable, divided by the related aggregate current loan group balance) exceeds the related initial senior percentage (aggregate initial balance of the LIBOR or COFI Certificates, as applicable, divided by the related aggregate initial loan group balance), the related Senior Certificates will receive all unscheduled prepayments from the related loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses from a loan group, other than
                           excess losses, on the related Mortgage Loans will be allocated as follows: first, to the Subordinate
                           Certificates in reverse order of their numerical
                           Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the related Senior Mezzanine
                           Certificates until the respective class principal balance has been reduced to zero; thereafter, to the related Super Senior Certificates in reduction of their respective class principal balances.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to all classes of Certificates on a pro-rata basis.

Certificates               Available funds from the Mortgage Loans will be
Priority of Distributions  distributed in the following  order of priority:

                           1) Senior Certificates, from the related loan group, accrued and unpaid interest at the related Certificate Interest Rate.
                           2)
                               (a)  Class A-R Certificate and LIBOR
                                    Certificates, in that order (and paid
                                    pro-rata among all the LIBOR
                                    Certificates), principal from the related loan group*, until their respective principal balances are reduced to zero.
                               (b)  COFI Certificates, pro-rata principal from
                                    the related loan group*, until their
                                    respective principal balances are reduced to zero.
                           3) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate.
                           4)  Class B-1 Certificates, principal.
                           5) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate.
                           6)  Class B-2 Certificates, principal.
                           7) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate.
                           8)  Class B-3 Certificates, principal.
                           9)  Class B-4, Class B-5 and Class B-6
                               Certificates, in sequential order, accrued and unpaid interest at the respective certificate interest rate and the respective share of principal.
                           10) Class A-1, Class A-1M, Class B-1, Class B-2,
                               Class B-3, Class B-4 and Class B-5
                               Certificates, in that order, any related Basis Risk Shortfall Amounts.
                           11) Class X Certificates, interest.
                           12) Class A-R Certificate, any remaining amount.
                               *    Under certain delinquency and loss
                                    scenarios (as described in the prospectus supplement), principal from an unrelated loan group is used to pay the Senior Certificates.

Underwriting Standards
First Republic's underwriting process is intended to assess both the prospective borrower's credit standing and ability to repay, and the value and adequacy of the mortgaged property as collateral. However, First Republic relies primarily on the borrower's ability to repay the loan. This includes analyzing the borrower's cash flow, verified liquidity, employment history, and overall financial condition. The value of the mortgaged property is considered as a measure of the extent of its recovery in the event of default. To determine the adequacy of the property as collateral for a loan, appraisals are obtained from qualified outside appraisers approved by FRB. These appraisers are chosen from a small group of appraisers and their qualifications are reviewed at least annually.

FRB loan officers are expected to cross sell other FRB products and services. The loan officers are compensated for originating mortgages, as well as other loan, deposit and investment products. The cross-sell ratio for 1999 loan clients was 4.58 products per client. Each loan officer by contract also has a personal financial liability to FRB for loans which suffer losses. Under certain circumstances, a loan officer's penalty for originating a loan that suffers a loss can be a significant multiple of the fee the loan officer earned for originating the loan. Since loan officers are involved in the collection activity and continue to play a role, along with the collections staff, throughout those activities and often through liquidation, they have a conservative approach to underwriting. Over 95% of the loans serviced by FRB were originated by loan officers who are currently at FRB.

Servicing
The Mortgage Loans will be serviced directly by First Republic Bank.